CONSOLIDATED BALANCE SHEETS [Parenthetical] (CNY) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2013	Sep. 30, 2012
Allowance for doubtful accounts receivable (in RMB)	12,110	6,752
Preferred stock, shares authorized	1,000,000	1,000,000
Preferred stock, shares issued	0	0
Common stock, shares authorized	60,000,000	60,000,000
Common stock, shares issued	24,016,163	23,881,663
Common stock, shares outstanding	22,905,926	23,382,812
Treasury stock, shares	1,110,237	498,851